UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2016

Broadcom Limited

Broadcom Cayman L.P.

(Exact name of registrant as specified in its charter)

Singapore Cayman Islands	001-37690 333-205938-01	98-1254807 98-1254815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Broadcom Limited 1 Yishun Avenue 7 Singapore 768923 Broadcom Cayman L.P. c/o Broadcom Limited 1 Yishun Avenue 7 Singapore 768923
(Address of principal executive offices)

N/A

(Zip Code)

Registrant’s telephone number, including area code: (65) 6755-7888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The sole purpose of this Amendment No. 1 to the Current Report on Form 8-K filed by Broadcom Limited on November 2, 2016 (the “Original 8-K”) is to file as an Exhibit the Agreement and Plan of Merger, dated November 2, 2016, by and among Brocade Communications Systems, Inc., Broadcom Limited, Broadcom Corporation and Bobcat Merger Sub, Inc. (the “Merger Agreement”) described in Item 1.01 of the Original 8-K. The Merger Agreement is filed herewith as Exhibit 2.1. The disclosure provided under Item 1.01 of the Original 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1+	Agreement and Plan of Merger, dated November 2, 2016, by and among Brocade Communications Systems, Inc., Broadcom Limited, Broadcom Corporation and Bobcat Merger Sub, Inc.

99.1*	Press release of Broadcom Limited, dated November 2, 2016

99.2*	Joint press release of Broadcom Limited and Brocade Communications Systems, Inc., dated November 2, 2016

99.3*	Investor Presentation of Broadcom Limited, dated November 2, 2016

+	This filing excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the SEC upon request by the SEC.
*	Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 2, 2016

Broadcom Limited

By:	/s/ Thomas H. Krause
Name:	Thomas H. Krause
Title:	Chief Financial Officer

Broadcom Cayman L.P., by its general partner Broadcom Limited

By:	/s/ Thomas H. Krause
Name:	Thomas H. Krause
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1+	Agreement and Plan of Merger, dated November 2, 2016, by and among Brocade Communications Systems, Inc., Broadcom Limited, Broadcom Corporation and Bobcat Merger Sub, Inc.

99.1*	Press release of Broadcom Limited, dated November 2, 2016

99.2*	Joint press release of Broadcom Limited and Brocade Communications Systems, Inc., dated November 2, 2016

99.3*	Investor Presentation of Broadcom Limited, dated November 2, 2016

+	This filing excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the SEC upon request by the SEC.
*	Previously filed